                                                                    EXHIBIT 10

                         BAY VIEW CAPITAL CORPORATION

                                     AND

            SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION


                        FIRST SUPPLEMENTAL INDENTURE

                        Dated as of October 30, 1998



                         SUPPLEMENTING AND AMENDING

                                     THE

                                  INDENTURE

                         Dated as of August 28, 1997



                        SUBORDINATED DEBT SECURITIES

        FIRST SUPPLEMENTAL INDENTURE, dated as of October 30, 1998 (the "First Supplemental Indenture"), between Bay View Capital Corporation, a Delaware corporation, (the "Issuer" which term as used herein includes any successor thereto), and SunTrust Bank, Central Florida, National Association, a national banking association, as trustee (the "Trustee").


                           RECITALS OF THE ISSUER

        WHEREAS, the Issuer and the Trustee have duly authorized, executed and delivered a certain indenture dated as of August 28, 1997 (the "Indenture") and an Officers Certificate pursuant to Section 201 and 301 of the Indenture (the "Officer's Certificate") to secure and to provide for the authentication and delivery of the Issuer's Subordinated Debt Securities (the "Notes"), including an initial series of Notes known as the Issuer's "9 1/8% Subordinated Notes due 2007"; and

        WHEREAS, the Issuer and the Trustee desire to amend the Indenture as hereinafter provided;

        NOW, THEREFORE, in consideration of the premises and of the covenants herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Trustee hereby agree as follows:

        Section 1.  For all purposes of this First Supplemental Indenture,
        ---------
unless the context otherwise requires, the capitalized terms used herein shall have the meanings assigned to them in the Indenture.

        Section 2.  Clause (b)(11)(a)(A) of the Officer's Certificate is
        ---------
hereby amended in its entirety as follows:

        declare, pay or set apart any funds for the payment of any dividend on, or make any distribution to holders of, any Capital Stock of the Company or any Capital Stock of any Subsidiary of the Company (other than (i) payments to the Company or a Subsidiary of the Company, (ii) dividends or distributions to the extent payable in Qualified Capital Stock of the Company and (iii) dividends on preferred securities issued by a Subsidiary whose purpose is primarily to invest all the proceeds from the issuance of such preferred securities in debt securities of the Company and any distributions of such debt securities to the holders of the preferred securities).

        Section 3.  The definition of Regulatory Capital Requirement contained
        ---------
in Clause (b)(12) of the Officer's Certificate is hereby amended in its entirety as follows:

        "Regulatory Capital Requirements" means (i) with respect to the Company, the minimum amount of capital required for the Company (assuming for such purpose that the Company is subject to regulation as a bank holding company under federal law, whether or not the Company is in fact so subject) to be deemed to be

        "adequately capitalized" (or the then equivalent category) under federal banking laws and regulations as then in effect and applicable to the Company (assuming it is subject to regulation as a bank holding company as aforesaid) at such time; (ii) with respect to any Principal Bank Subsidiary of the Company at any time, the minimum amount of capital required for such Principal Bank Subsidiary to be deemed to be "well capitalized" (or the then equivalent category) or, solely for purposes of clause (c) of the first paragraph under (b)(11)(d) hereof (Limitation on Consolidation, Merger and Sale of Assets), "adequately capitalized" (or the then equivalent category) under federal banking laws and regulations as then in effect and applicable to such Principal Bank Subsidiary; (iii) with respect to any Successor Person, the minimum amount of capital required for such Successor Person (assuming for such purpose that such Successor Person is subject to regulation as a bank holding company under federal law, whether or not it is in fact so subject) to be deemed to be "adequately capitalized" (or the then equivalent category) under federal banking laws and regulations as then in effect and applicable to such Successor Person (assuming it is subject to regulation as a bank holding company as aforesaid) at such time; and (iv) with respect to any Principal Bank Subsidiary of such Successor Person at any time, the minimum amount of capital required for such Principal Bank Subsidiary to be deemed to be "well capitalized" (or the then equivalent category) or, solely for purposes of clause (c) of the first paragraph under (b)(11)(d) hereof (Limitation on Consolidation, Merger and Sale of Assets), "adequately capitalized" (or the then equivalent category) under federal banking laws and regulations as then in effect and applicable to such Principal Bank Subsidiary, at such time.

        Section 4.  Except as specifically amended or supplemented by this
        ---------
First Supplemental Indenture, all provisions of the Indenture shall remain applicable for all purposes, and the Indenture is hereby ratified, confirmed and approved. The Indenture and this First Supplemental Indenture shall together be construed as one and the same instrument.

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

        IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                                  BAYVIEW CAPITAL CORPORATION,
                                  a Delaware Corporation

                                  By: /s/ EDWARD H. SONDKER
                                      ----------------------------------------
                                  Name: Edward H. Sondker
                                        --------------------------------------
                                  Title: President and Chief Executive Officer
                                         -------------------------------------

[SEAL]

Attest:

/s/ ROBERT J. FLAX
-------------------------------------
Name: Robert J. Flax
Title: Executive Vice President,
       General Counsel and Secretary


                                  SUNTRUST BANK, CENTRAL FLORIDA,
                                  NATIONAL ASSOCIATION, as Trustee

                                  By: /s/ LISA DERRYBERRY
                                      ------------------------
                                  Name: Lisa Derryberry
                                        ----------------------
                                  Title: Vice President
                                         ---------------------

[SEAL]

Attest:

/s/ PATRICIA SMITH
------------------------------
Name: Patricia Smith
Title: Corporate Trust Officer

    OFFICER'S CERTIFICATE
    ---------------------

    Each of the undersigned hereby certify that they are duly elected and incumbent officers of Bay View Capital Corporation ("BVCC"), a Delaware corporation. In order for Silver Freedman & Taff, LLP to render certain opinions in connection with the proposed First Supplemental Indenture, to be dated the date of this certificate (the "Supplemental Indenture"), between BVCC and SunTrust Bank, Central Florida, National Association, as trustee (the "Trustee") the undersigned hereby certifies the accuracy of the facts contained herein, and to the best of our knowledge make the representations provided herein. The First Supplemental Indenture would amend the Indenture (the "Indenture") and an Officers' Certificate Pursuant to Sections 201 and 301 of the Indenture (the "Officers' Certificate"), each dated August 28, 1997, between BVCC and the Trustee, which govern the terms and conditions of BVCC's 9 1/8% Subordinated Notes Due August 15, 2007 in the aggregate principal amount of $100,000,000 (the "Notes"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture. Each of the undersigned further certifies to the Trustee and Silver Freedman & Taff, LLP for reliance in issuing the legal opinion as follows:

1. BVCC will only issue additional debt securities in reliance on amended Clause (b)(11)(a)(A) of the Officer's Certificate to a Subsidiary whose sole purpose is to invest all the net proceeds from the Subsidiary's issuance of preferred securities in debt securities of the BVCC and engaging only in activities necessary and advisable or incidental thereto.

2. BVCC will record on its books and records and report on its financial statements the preferred securities issued by the Subsidiary as a liability of BVCC for financial accounting purposes in accordance with generally accepted accounting principles and as debt of BVCC for all tax purposes.

3. Neither the sale of the debt securities to the Subsidiary by BVCC will occur at a time when the insolvency of BVCC is contemplated nor a trustee in bankruptcy has been appointed for BVCC. BVCC will not be rendered insolvent by the sale of the debt securities to the Subsidiary. After giving effect to the sale of the debt securities, BVCC will have sufficient capital to support its business and BVCC at the time of issuance of the debt securities has available funds and anticipated earnings that are reasonably anticipated to be sufficient to meet its ongoing expenses. BVCC has no intent to issue debt securities beyond its ability to pay its debts and expenses on a timely basis as they come due.

4. The amendments do not adversely affect the interests of the Holders of the Notes in any material respect.


                         BAY VIEW CAPITAL CORPORATION

        Officer                 Name                            Signature
        -------                 ----                            ---------
President and Chief     Edward H. Sondker               /s/ EDWARD H. SONDKER
Executive Officer                                       ------------------------

Executive Vice          David A. Heaberlin              /s/ DAVID A. HEABERLIN
President, Chief                                        ------------------------
Financial Officer
and Treasurer



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